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EXHIBIT 10.5

             ASSIGNMENT OF EXCLUSIVE LICENCE AGREEMENT


THIS AGREEMENT made the 11th day of January, 2001.

BETWEEN:

          APPLIED DIESEL TECHNOLOGY, INC., a corporation existing under the laws of the Commonwealth of Pennsylvania
          (hereinafter referred to as "ADT")


                               - and -


          ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC., a corporation existing under the laws of the State of Florida
          (hereinafter referred to as "ESWW")


     WHEREAS by an Exclusive Licence Agreement for Clean Cat System and Name dated the date hereof (the "Licence") Robert R. Marino Jr. ("Marino") licenced to ADT an exclusive worldwide royalty-free licence to a certain patent, a pending patent and a trademark as more particularly described therein;

     AND WHEREAS ADT has agreed to assign the Licence to ESWW;

NOW THEREFORE, the parties hereto agree as follows:

1. Assignment. In consideration of the purchase by ESWW of substantially all of the assets of ADT, as set out in a Letter of Intent dated the date hereof, ADT hereby assigns all of its right, title and interest in and to the Licence to ESWW.

2. Covenants. ADT covenants to complete any registrations or filings necessary to effect the Assignment contained herein. ESWW, as Assignee of ADT, covenants that it shall abide by all the terms and provisions of the license as granted by Marino, and specifically acknowledges Marino's status as secured party in addition to his ownership of the aforesaid patent, pending patent and trademark. ESWW further covenants that it shall execute all documents deemed reasonably necessary by Marino to preserve said secured party status from time to time over the term of this license.

3. General. This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective heirs, executors, successors and permitted assigns and shall






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SHALL BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

     DATED AS OF THE DATE FIRST WRITTEN ABOVE.


                              ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.


                              Per: /s/ Bengt Odner
                                   Duly Authorized Officer



                              APPLIED DIESEL TECHNOLOGY, INC.


                              Per: /s/ Robert Marino
                                   Duly Authorized Officer

ACKNOWLEDGEMENT

The undersigned acknowledges and consents to the assignment contained herein.

January 11th,  2001.


/s/ Robert Marino
Robert R. Marino Jr.